UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K/A
(Amendment No. 1)
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2023

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Atlassian Corporation (the “Company”) is filing this Amendment No. 1 (the “Amendment”) to its Current Report on Form 8-K (the “Original Form 8-K”) filed with the U.S. Securities and Exchange Commission on February 2, 2023 to file an amended version of the press release attached as Exhibit 99.1 to the Original Form 8-K. The Company has corrected errors included under “Changes in operating assets and liabilities” for the three months ended December 31, 2021 in the Condensed Consolidated Statements of Cash Flows table included in the press release. Exhibit 99.2 has been incorporated into this Amendment by reference from the Original Form 8-K. No other modifications have been made to the Original Form 8-K, which is restated in its entirety, as amended, below.
Item 2.02.    Results of Operations and Financial Condition.
On February 2, 2023, Atlassian Corporation (the “Company”) issued a press release announcing its results for the quarter ended December 31, 2022 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Company also published a letter to its shareholders announcing its financial results for the quarter ended December 31, 2022 (the “Shareholder Letter”). The full text of the Shareholder Letter is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.
On February 2, 2023, the Company also announced, as part of the Press Release, that its Board of Directors authorized a program to repurchase up to $1 billion of the Company’s Class A Common Stock (the “Share Repurchase Program”). The Company may repurchase shares of Class A Common Stock from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act, in accordance with applicable securities laws and other restrictions. The Share Repurchase Program does not have a fixed expiration date, may be suspended or discontinued at any time, and does not obligate the Company to acquire any amount of Class A Common Stock. The timing, manner, price, and amount of any repurchases will be determined by the Company at its discretion and will depend on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated February 2, 2023.
99.2	Shareholder Letter dated February 2, 2023 (incorporated by reference to Exhibit 99.2 of the Company’s Form 8-K filed on February 2, 2023).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	February 3, 2023	By:	/s/ Joseph Binz
Joseph Binz
Chief Financial Officer